                               THE MAINSTAY FUNDS

                                    MAP Fund

                         Supplement dated July 9, 2007
                     to the Prospectus dated March 1, 2007


     This Supplement updates certain information contained in the above-dated Prospectus for The MainStay Funds. You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 1-800-MAINSTAY (1-800-624-6782), by visiting The MainStay Funds' website at www.mainstayfunds.com, or by writing to NYLIFE Distributors LLC,
Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054.


 1.    Robert H. Lyon, Chief Executive Officer and Chief Investment Officer
       of Institutional Capital LLC ("ICAP") and a portfolio manager of the MAP
       Fund (the "Fund"), died on July 3, 2007.   Mr. Lyon co-managed ICAP's
       portion of the Fund with Jerrold K. Senser. Page 141 of the Prospectus is revised to indicate that Mr. Senser, along with Mr. Thomas R. Wenzel, will handle the day-to-day management of ICAP's portion of the Fund.

 2. Effective July 9, 2007, replace the biography for Jerrold K. Senser with the following revised biography, and include the following biography for Thomas R. Wenzel in the "Portfolio Manager Biographies" section beginning on page 141 of the Prospectus:

              Jerrold K. Senser, CFA   Mr. Senser serves as Chief Executive
              Officer and Chief Investment Officer of ICAP. As CEO and CIO, Mr. Senser heads the investment committee and is the lead portfolio manager for all of ICAP's investment strategies. Mr. Senser has been with the firm since 1986 and has been a portfolio manager for the Fund since 2006. Mr. Senser graduated with a BA in economics from the University of Michigan, and an MBA from the University of Chicago. He is a CFA charterholder. Prior to joining ICAP, Mr. Senser spent seven years at Stein Roe & Farnham as an associate involved in economic and fixed-income analysis. He began his career at Data Resources, Inc., an economic consulting firm.

              Thomas R. Wenzel, CFA    Mr. Wenzel, Executive Vice President and
              Director of Research, is a senior member of the investment committee. Mr. Wenzel serves as a lead portfolio manager for all of ICAP's investment strategies. As a 15-year veteran of the firm, Mr. Wenzel also leads the firm's investment research with particular emphasis on the financial sector. At the University of Wisconsin-Madison, he participated in the applied security analysis and investment management program and earned a BA in economics and an MBA. He is a CFA charterholder. Before joining ICAP in 1993, he served as a senior equity analyst at Brinson Partners for six years.



            PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.


                                                                    MS16bb-07/07